AMENDMENT TO AND RESTATEMENT OF
                           SALARY REDUCTION AGREEMENT


         WHEREAS, VINCENT J. COATES and, pursuant to a resolution of its Board of Directors at its meeting of February 20, 1985, NANOMETRICS INCORPORATED, a California corporation, entered into a Salary Reduction Agreement (the "Salary Reduction Agreement") dated May 1, 1985; and

         WHEREAS, VINCENT J. COATES and, pursuant to a resolution of its Board of Directors at its meeting of August 21, 1996, NANOMETRICS INCORPORATED, a California corporation, decided to amend and restate such Salary Reduction
Agreement, a copy of which Amendment to and Restatement of Salary Reduction Agreement is attached hereto is exhibit 1; and

         WHEREAS, the parties wish to amend such Salary Reduction Agreement to reflect subsequent salary adjustments and to clarify that Mr. coates' salary shall continue for five (5) years from the date upon which he is forced to resign from his position as, or is otherwise removed from his position as, Chairman of the Board of Nanometrics INCORPORATED and at the rate which he is receiving on such relinquishment date, and that all benefits for which Mr. Coates remains eligible, and the conversion of such benefits, including health and life insurance benefits, shall be continued at Company expense during such five (5) year period at Mr. Coates' request.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS: As approved and adopted by resolution of the board of directors at its meeting held on June 18, 1998, the Salary Reduction Agreement between Mr. Coates and NANOMETRICS INCORPORATED dated August 21, 1996, is hereby amended, and the provisions of said Salary Reduction Agreement are hereby restated, in their entirety, effective April 16, 1998 to read as follows:

                           "SALARY REDUCTION AGREEMENT

         This Agreement is entered into this 18th day of June, 1998 by and between Vincent J. Coates ("Mr. Coates"), a California resident and Nanometrics Incorporated, a California corporation (the "Company").

                                    RECITALS

         WHEREAS, Mr. Coates is currently employed as Chairman of the Board of the company, a position which he has held since the inception of the Company in 1975, and

         WHEREAS, Mr. Coates' annual based salary was Three Hundred Thousand Dollars ($300,000) per year when he entered into a Salary reduction Agreement, dated May 1, 1985, and

         WHEREAS, Mr. Coates and the Company and its Board of Directors have agreed that, in light of the fact that the company has acquired competent staff to perform duties previously performed by Mr. Coates, and Mr. Coates is better able now to delegate his duties to his staff, the Company's reliance upon Mr. Coates has decreased, and that it would be appropriate to reduce his annual base salary to reflect the decrease in his responsibilities;

         NOW, THEREFORE, the parties hereby agree as follows:
         1. Effective as of March 1, 1985, Mr. Coates' salary was reduced from an annual base rate of $300,000 to an annual base rate of $200,000, and his salary has since varied as follows:
         3/1/85   V. J. Coates took a cut in pay  - $200,000/year
         10/85    V. J. Coates took a cut in pay  - $100,000/year
         2/13/89  Merit increase                    $111,250/year
         2/19/90  Merit increase                    $121,225/year
         1/1/92   Merit increase                    $133,348/year
         3/21/94  Merit increase                    $146,684/year
         5/22/96  Compensation   Committee/Board   of  Directors'   decision  to
                  maintain Mr. Coates' salary at same level.
         5/15/97  compensation   Committee/Board   of  Directors'   decision  to
                  increase Mr. Coates' salary to $200,000/year

         2. All additional benefits which Mr. Coates previously enjoyed as an officer and employee of the Company have continued and shall continue, based upon the new annual base salary.

         3. The parties hereby expressly agree that this Agreement is intended solely to set out the parties' understanding with respect to compensation and is not intended to constitute a contract of employment for any period of time. Mr. Coates understands that he is, and following the execution of this Agreement, remains, an at-will employee of the Company.

         4. Effective April 16, 1998, in the event that Mr. Coates is forced because of a merger, acquisition or for any reason to resign or is otherwise removed from or loses his position as Chairman of the Board of NANOMETRICS INCORPORATED, as such position has been defined in terms of responsibilities and compensation as of this date, his salary will continue on normal paydays with regular withholding for five (5) years from that date at the base salary rate which he received at the time of such relinquishment. In addition, during such five (5) year period, any Company benefits for which Mr. Coates remains eligible, shall be continued at Company expense, including life and health insurance coverage (medical, dental and prescription) and including any conversion of such coverage, e.g., conversion of health insurance coverage to COBRA and the conversion of COBRA to individual coverage, upon Mr. Coates' request. The Company shall pay any portion of such benefit (s) which Mr. Coates would ordinarily be required to pay during such five (5) year period.

         5. Should Mr. Coates relinquish his position as Chairman of the Board and as an employee but not as a member of the Board of Directors, he shall be eligible to collect fees as an outside director as long as he remains a Director. He shall be eligible for travel and other normal incidental expenses incurred in connection with attendance at Board and Committee meetings.

         6. This Agreement shall be governed by and construed in accordance with the laws of the State of California."

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AND RESTATEMENT OF SALARY REDUCTION AGREEMENT effective as of the 16th day of April 1998.

                                                           /s/ Vincent J. Coates
                                                           ---------------------
                                                           Vincent J. Coates

NAOMETRICS INCORPORATED,
by its Board of Directors:

/s/ Nathaniel Brenner                                      /s/ Norman V. Coates
----------------------                                     ---------------------
Nathaniel Brenner                                          Norman V. Coates


/s/ Kanegi Nagai                                           /s/ Clifford Smedley
----------------------                                     ---------------------
Kanegi Nagai                                               Clifford Smedley


                                                          /s/ John D. Heaton
                                                          ----------------------
                                                          John D. Heaton

1 Attachment: Exhibit 1

                                   EXHIBIT 1


                         AMENDMENT TO AND RESTATEMENT OF
                           SALARY REDUCTION AGREEMENT

         WHEREAS, VINCENT J. COATES and, pursuant to a resolution of its Board of Directors at its meeting of February 20, 1985, NANOMETRICS INCORPORATED, a California corporation, entered into a Salary Reduction Agreement (the "Salary Reduction Agreement") dated May 1, 1985, a copy of which is attached hereto as Exhibit A; and

         WHEREAS, the parties wish to amend such Salary Reduction Agreement to reflect subsequent salary adjustments and to clarify that Mr. Coates' salary shall continue for five (5) years from the date upon which he relinquishes his position as CEO of Nanometrics Incorporated and at the rate which he is receiving on such relinquishment date, and that all benefits for which Mr. Coates remains eligible, and the conversion of such benefits, including health and life insurance benefits, shall be continued at Company expense during such five (5) year period at Mr. Coates' request.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS: As approved and adopted by resolution of the Board of Directors at its meeting held on August 21, 1996, the Salary Reduction Agreement between Mr. Coates and Nanometrics Incorporated dated May 1, 1985, is hereby amended, and the provisions of said Salary Reduction Agreement are hereby restated, in their entirety, to read as follows:

                                   EXHIBIT 1

                                   EXHIBIT 1

                           "SALARY REDUCTION AGREEMENT

         This Agreement is entered into this 21st day of August, 1996 by and between Vincent J. Coates ("Mr. Coates"), a California resident and Nanometrics Incorporated, a California corporation (the "Company").

                                    RECITALS

         WHEREAS, Mr. Coates is currently Chairman of the Board and Chief Executive Officer ("CEO") of the Company, a position which he has held since the inception of the Company in 1975, and

         WHEREAS, Mr. Coates' annual base salary was Three Hundred Thousand Dollars ($300,000) per year when he entered into a Salary Reduction Agreement, dated May 1, 1985, and

         WHEREAS, Mr. Coates and the Company and its Board of Directors have agreed that, in light of the fact that the Company has acquired competent vice-presidents and other staff to perform duties previously performed by Mr. Coates, and Mr. Coates is better able now to delegate his duties to his staff, the Company's reliance upon Mr. Coates has decreased, and that it would be appropriate to reduce his annual base salary to reflect the decrease in his responsibilities;

          NOW, THEREFORE, the parties hereby agree as follows:

         1. Effective as of March 1, 1985, Mr. Coates' salary was reduced from an annual base rate of $300,000 to an annual base rate of $200,000, and his salary has since varied as follows:

              3/1/85   V. J. Coates took a cut in pay -  $200,000/year
               10/85   V. J. Coates took a cut in pay -  $100,000/year

                                   EXHIBIT 1

                                   EXHIBIT 1

             2/13/89   Merit increase                 -  $111,250/year
             2/19/90   Merit increase                 -  $121,225/year
              1/1/92   Merit increase                 -  $133,349/year
             3/21/94   Merit  increase                -  $146,684/year
             5/22/96   Compensation Committee/Board  of  Directors'  decision to
                       maintain  Mr.  Coates' salary at same level.

         2. All additional benefits which Mr. Coates previously enjoyed as an officer and employee of the Company have continued and shall continue, based upon the new annual base salary.

         3. The parties hereby expressly agree that this Agreement is intended solely to set out the parties' understanding with respect to compensation and is not intended to constitute a contract of employment for any period of time. Mr. Coates understands that he is, and following the execution of this Agreement, remains, an at-will employee of the Company.

         4. In the event that Mr. Coates is required for any reason to relinquish his position as CEO of Nanometrics, his salary will continue on normal paydays with regular withholding for five (5) years from that date at the base salary rate which he received at the time of such relinquishment regardless of whether or not he remains as Chairman of the Board. In addition, during such five (5) year period, any Company benefits for which Mr. Coates remains eligible, shall be continued at Company expense, including life and health insurance coverage (medical, dental and prescription) and including any conversion of such coverage, e.g., conversion of health insurance coverage to COBRA and the

                                   EXHIBIT 1

                                   EXHIBIT 1

conversion  of COBRA to  individual  coverage,  upon Mr.  Coates'  request.  The
Company shall pay any portion of such benefit(s) which Mr. Coates would ordinarily be required to pay during such five (5) year period.

         5. Should Mr. Coates relinquish his position as CEO but not as Chairman of the Board, he shall not collect fees as an outside director as long as his salary as CEO is continued. However, he shall be eligible for travel and other normal incidental expenses incurred in connection with attendance at Board and Committee meetings.

         6. This Agreement shall be governed by and construed in accordance with the laws of the State of California."

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AND RESTATEMENT OF SALARY AGREEMENT effective as of the 21st day of August 1996.


                                                           /s/ Vincent J. Coate
                                                           ---------------------
                                                           Vincent J. Coates
NANOMETRIC INCORPORATED,
by its Board of Directors:


/s/ Nathaniel Brenner                                      /s/ Norman V. Coates
----------------------                                     ---------------------
Nathaniel Brenner                                          Norman V. Coates


/s/ Kanegi Nagai                                           /s/ Clifford Smedley
----------------------                                     ---------------------
Kanegi Nagai                                               Clifford Smedley


/s/ John D. Heaton
---------------------
John D. Heaton


1 Attachment: Exhibit A

                                   EXHIBIT 1

                                   EXHIBIT 1


                           SALARY REDUCTI0N AGREEMENT

         This Agreement is entered into this 1st day of May, 1985 by and between Vincent J. Coates, a California resident and Nanometrics Incorporated, a California corporation (the "Company").

         WHEREAS, Mr. Coates is currently the President and Chairman of the Board of the Company, a position which he has held since the inception of the Company in 1975 and

         WHEREAS, his current annual base salary is $300,000 per year, and

         WHEREAS, Mr. Coates and the Company and its Board of Directors have agreed that, in light of the fact that the Company has acquired competent vice-presidents and other staff to perform duties previously performed by Mr. Coates, and Mr. Coates Is better able now to delegate his duties to his staff, the Company's reliance upon Mr. Coates has decreased, and that it would be appropriate to reduce his annual base salary to reflect the decrease in his responsibilities;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Effective as of March 1, 1985, Mr. Coates will be compensated at the base annual rate of $200,000.00. All additional benefits which Mr. Coates previously enjoyed as an officer and employee of the Company shall continue, based upon the new annual base salary.

         2. The parties hereby expressly agree that this Agreement is intended solely to set out the parties' understanding with respect to compensation and is not intended to constitute a contract of employment for any period of time. Mr. Coates understands that he is, and following the execution of this Agreement, remains, an at-will employee of the Company.

         3. In the event that Mr. Coates is required for any reason to relinquish his position as President, Chairman, CEO of Nanometrics his salary will continue for 5 years from that date.



                                    EXHIBIT A

                                    EXHIBIT 1

                                    EXHIBIT 1

         4. This agreement shall be governed by and construed in accordance with the laws of the State of California.

         Executed as of the date of first above written.



                                                NANOMETRICS INCORPORATED
                                                a California corporation

                                                By:  /s/ Gary Rhea
                                                   -----------------------------
                                                     Gary Rhea

                                                Title:  VP Finance
                                                      --------------------------

                                                /s/ Vincent J. Coates
                                                --------------------------------
                                                Vincent J. Coates


                                    EXHIBIT 1